Issued Capital	1 Months Ended
Mar. 31, 2025
Issued Capital [Abstract]
ISSUED CAPITAL

4)      ISSUED CAPITAL

The Company was incorporated on March 7, 2025 (inception) and issued 100 common shares, par value US$0.001 per share, to VEON Amsterdam B.V. As of March 31, 2025, the Company’s authorized share capital consists of US$2,000,000, divided into 2,000,000,000 common shares, par value US$0.001 per share. As of March 31, 2025, the total issued capital was 100 common shares. Upon consummation of the Transactions, the authorized but unissued share capital will be allocated pursuant to the terms of the Business Combination Agreement.

Each common share maintains one voting right. The entire amount of the Company’s equity is currently held by VEON Amsterdam B.V. and recorded as Other current assets — related parties.